Subsequent Events	6 Months Ended
Jun. 30, 2024
Texts Block [Abstract]
Subsequent Events
14.
Subsequent events

During 2021, the Group entered into a share swap agreement with PT Elang Mahkota Teknologi Tbk (“Emtek”), an entity listed on the Indonesia Stock Exchange, pursuant to which the Group acquired a minority interest in Emtek in exchange for a minority interest in PT Grab Teknologi Indonesia (“GTI”), a subsidiary of the Group. The agreement also provided Emtek with an option to convert its shares in GTI for a fixed number of shares in GHL, and the option was exercised on 1 July 2024. The exercise of the option, an equity instrument, has resulted in a reclassification within equity from non-controlling interest and other reserves to share capital and share premium of $260 million and has no impact on the consolidated statement of profit or loss.